UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-06071

Deutsche DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2018

Annual Report

to Shareholders

DWS S&P 500 Index Fund

(formerly Deutsche S&P 500 Index Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800)-728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800)-728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

DWS S&P 500 Index Fund
3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
11	Portfolio Summary
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
29	Information About Your Fund’s Expenses
30	Tax Information

Deutsche DWS Equity 500 Index Portfolio
32	Investment Portfolio
49	Statement of Assets and Liabilities
50	Statement of Operations
51	Statements of Changes in Net Assets
52	Financial Highlights
53	Notes to Financial Statements
60	Report of Independent Registered Public Accounting Firm
62	Advisory Agreement Board Considerations and Fee Evaluation
67	Board Members and Officers
72	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Various factors, including costs, cash flows and security selection, may cause the fund’s performance to differ from that of the index. The Fund may lend securities to approved institutions. Stocks may decline in value. Please read the prospectus for details.

This Fund is not sponsored, endorsed, sold, nor promoted by Standard & Poor’s®, and Standard & Poor’s makes no representation regarding the advisability of investing in the portfolio.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS S&P 500 Index Fund

Letter to Shareholders

Dear Shareholder:

The picture for the economy and markets continues to be positive with corporate fundamentals continuing to be solid, a tight labor market and inflation near the Federal Reserve Bank’s target.

Nevertheless, the fourth quarter of 2018 introduced a level of volatility that investors have not seen in quite a while. That trend continues into the new year, triggered by uncertainty around trade conflicts, the withdrawal of liquidity by central banks, higher interest rates and concerns around European hot spots such as Italy and the United Kingdom.

While these issues bear close watching, our Chief investment Officer (“CIO”) and Chief Economist agree that the markets remain broadly attractive. The rate hike cycle appears to be nearing its end, inflation remains under control and recession is not on the near horizon.

The “Insight” section of our Web site, dws.com, is home to a comprehensive library of market and economic views around current developments, opportunities and emerging risks. We invite you to visit us online often to stay apprised of the market landscape and what it may mean for you.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS S&P 500 Index Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

Investment Strategy

The Fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).

DWS S&P 500 Index Fund returned –4.55% in 2018. Since the Fund’s investment strategy is to replicate the performance of the Standard & Poor’s 500® (S&P 500) Index, the Fund’s return is normally close to that of the index. The difference in performance is typically driven by transaction costs and Fund expenses.

The S&P 500 Index returned –4.38% for the 12-month period ending December 31, 2018. This marked the worst calendar-year performance for the index since 2008, as well as only its second year with a loss since 2002. The weak total return for stocks belies the fact that the investment environment was quite positive through late September. U.S. gross domestic product growth registered gains above 3% in both the second and third calendar quarters, a better-than-expected expansion that created a tailwind for equities. In addition, consumer confidence hit the highest in level 17 years, unemployment fell to the lowest point since 2000, and small business confidence reached an all-time high. In turn, the strength in the economy — together with the reduction in the corporate tax rate — fueled robust gains for corporate profits. Earnings for companies in the S&P 500 Index rose more than 20% year-over-year in each of the first two calendar quarters of 2018, before posting a gain north approximately 26% in the third quarter — the strongest advance since 2010. In combination, these developments helped large-cap U.S. equities reach a record high in mid-September.

4	|	DWS S&P 500 Index Fund

This favorable picture changed rapidly in the autumn, setting the stage for a fourth-quarter loss of 13.52% that pushed the benchmark into negative territory for the year. Stocks initially turned lower in early October, when U.S. Federal Reserve (Fed) Chairman Jerome Powell suggested that interest rates were “a long way” from the neutral level at which it could pause its long series of rate increases. Investors took this as an indication that several more rate hikes could be on the way in 2019, sending stock prices lower. While Fed officials walked back these comments in the following days, the market was unable to regain its prior momentum. As the quarter progressed, prices continued to fall due to mounting concerns about uncertain U.S. trade policy, slowing global growth, and questions regarding the outlook for corporate profits. Later in the quarter, the prospect of a government shutdown sparked a fresh wave of selling that lasted into late December. Although equities regained their footing in the final week of the year, the modest recovery only offset a small portion of the earlier losses.

“	The weak total return for stocks belies the fact that the investment environment was quite positive through late September.”

Health Care and Utilities Lead the Way

Health care produced a gain and was the top performing sector in the index during 2018. After performing in line with the benchmark for much of the year, health care stocks began to outperform in August. The sector continued to exhibit relative strength once the market turned lower, reflecting its steady earnings and below-average sensitivity to factors such as trade, economic growth, and interest rates. Large-cap pharmaceutical producers such as Merck & Co., Inc., Eli Lilly & Co., and Pfizer, Inc. all generated robust second-half gains and were key contributors to the sector’s outperformance.

Utilities, after lagging during the rally, finished with a market-beating return thanks to their outperformance in the final three months of the year. Utilities initially lagged amid investors’ preference for faster-grower companies over defensive, dividend-paying stocks, but they quickly came back into favor in the autumn once the backdrop became less favorable. The sector closed the fourth quarter roughly flat despite the sizable loss for the broader market, helping it to overcome its previous underperformance.

DWS S&P 500 Index Fund	|	5

Technology and Consumer Discretionary Outperform

The technology sector was a key driver of index performance through the end of September, but it was also among those hardest hit once the market began to slide. Despite their late downturn, tech stocks provided a positive, market-beating return for the year. Consistent with its large weighting, Apple, Inc. was the most important factor in the sector’s performance. After closing 2017 just below $170 per share, the stock reached a high above $233 in October. At that level, Apple was close to being the first company in history to achieve a market capitalization of $1 trillion. The subsequent decline proved equally dramatic, however, causing the stock to fall to beneath $150 and finish 2018 with a loss. The rest of the tech sector, while tracking Apple lower, nonetheless registered a gain for the year on the strength of its earlier outperformance.

The consumer discretionary sector followed a similar pattern as technology, with robust outperformance through the end of September and a large downturn thereafter. The sector initially experienced a protracted rally as the combination of healthy economic growth and rising consumer confidence fueled an improving outlook for personal spending. Later in the year, however, consumer discretionary stocks gave up all of their prior gains once uncertainty about economic growth started to emerge. For the full year, the strong gains for Amazon.com, Inc. and a number of retailers were offset by a weaker showing for housing- and auto-related companies, leading to a total return just above the break-even mark.

Commodity-Related Sectors Drag the Index Lower

On the other end of the spectrum, energy and materials stocks lagged considerably. Both experienced sharp declines in the fourth quarter, as concerns about global growth began to weigh on the demand outlook for commodities. The two sectors suffered double-digit losses as a result, with the majority of the individual stocks in each category finishing 2018 with negative returns.

Financials also produced poor results, with a large portion of the underperformance stemming from the weakness in large-cap banks such as Wells Fargo & Co., Citigroup, Inc., and Bank of America Corp. The U.S. Treasury yield curve flattened during the year, meaning that there was a narrowing gap between the short-term rates at which banks borrow and the long-term rates at which they lend. This development pressured

6	|	DWS S&P 500 Index Fund

earnings estimates across the banking industry, leading to a negative return for the broader financial sector.

The industrials sector finished with a double-digit loss, as well. Falling estimates for 2019 global growth depressed the earnings prospects of the sector’s various diversified conglomerates and equipment producers, including 3M Co. and Caterpillar, Inc., respectively. The transportation and defense industries also lagged considerably, as did shares of the industrial giant General Electric Co.

Consumer staples was the other notable underperformer in 2018. A number of stocks in the sector entered the year with valuations on the high end of their historical range, which depressed returns in the rally and subsequently prevented the category from benefiting from the flight to defensive equities in the fourth quarter. Tobacco and packaged-food producers played the largest role in the sector’s shortfall.

Real estate stocks also lost ground, as did the new communications services sector. The latter was formed from the combination of companies that were formerly part of the telecommunications and technology categories. Its top holdings are Alphabet, Inc. (the parent company of Google) and Facebook, Inc.

Outlook and Positioning

The Fund invested in equity index futures, with the goal of keeping the portfolio’s exposures in line with those of the index. This strategy had a neutral impact on performance.

We continued to follow a passive strategy designed to provide returns that approximate those of the benchmark.

DWS S&P 500 Index Fund	|	7

Subadvisor

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, is the subadvisor for the Fund.

Portfolio Manager

Brent Reeder. Senior Vice President of Northern Trust Investments, Inc. Portfolio Manager of the Fund. Began managing the Fund in 2007.

—	Joined Northern Trust Investments, Inc. in 1993 and is responsible for the management of quantitative equity portfolios.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contribution and detraction incorporate both a stock’s total return and its weighting in the index.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a predetermined price in the future.

8	|	DWS S&P 500 Index Fund

Performance Summary	December 31, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/18
Unadjusted for Sales Charge	–4.55%	7.90%	12.48%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–8.85%	6.92%	11.96%
S&P 500® Index†	–4.38%	8.49%	13.12%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/18
Unadjusted for Sales Charge	–5.22%	7.15%	11.69%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–5.22%	7.15%	11.69%
S&P 500® Index†	–4.38%	8.49%	13.12%

Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 12/31/18
No Sales Charges		–4.22%	5.42%
S&P 500® Index†		–4.38%	5.35%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/18
No Sales Charges	–4.33%	8.19%	12.79%
S&P 500® Index†	–4.38%	8.49%	13.12%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2018 are 0.59%, 1.30%, 0.40% and 0.34% for Class A, Class C, Class R6 and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DWS S&P 500 Index Fund	|	9

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on March 31, 2017.

†

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. “Standard & Poor’s,” “S&P 500,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund’s investment advisor.

	Class A	Class C	Class R6	Class S

Net Asset Value
12/31/18	$27.04	$26.98	$27.10	$27.09
12/31/17	$30.50	$30.43	$30.55	$30.56

Distribution Information as of 12/31/18
Income Dividends, Twelve Months	$.40	$.18	$.50	$.48
Capital Gain Distributions, Twelve Months	$1.72	$1.72	$1.72	$1.72

10	|	DWS S&P 500 Index Fund

Portfolio Summary		(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/18	12/31/17
Common Stocks	97%	98%
Cash Equivalents	3%	2%
Government & Agency Obligations	0%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/18	12/31/17
Information Technology	20%	19%
Health Care	16%	14%
Financials	13%	15%
Communication Services	10%	10%
Consumer Discretionary	10%	9%
Industrials	9%	10%
Consumer Staples	8%	8%
Energy	5%	6%
Utilities	3%	3%
Real Estate	3%	3%
Materials	3%	3%
	100%	100%

DWS S&P 500 Index Fund	|	11

Ten Largest Equity Holdings at December 31, 2018 (21.6% of Net Assets)
1	Microsoft Corp.	3.6%
	Develops, manufactures, licenses, sells and supports software products
2	Apple, Inc.	3.3%
	Designs, manufactures and markets personal computers and related computing and mobile communication devices
3	Alphabet, Inc.	2.9%
	Holding company with subsidiaries that provide web-based search, hardware products and various software applications
4	Amazon.com, Inc.	2.9%
	Online retailer offering a wide range of products
5	Berkshire Hathaway, Inc.	1.8%
	Holding company of insurance business and a variety of other businesses
6	Johnson & Johnson	1.6%
	Provider of health care products
7	JPMorgan Chase & Co.	1.5%
	Provider of global financial services
8	Facebook, Inc.	1.5%
	Operates a social networking web site
9	Exxon Mobil Corp.	1.3%
	Explorer and producer of oil and gas
10	Pfizer, Inc.	1.2%
	Manufacturer of prescription pharmaceuticals and nonprescription self-medications

Portfolio holdings and characteristics are subject to change.

DWS S&P 500 Index Fund (the “Fund”) is a feeder fund that invests substantially all of its assets in a “master portfolio,” the Deutsche DWS Equity 500 Index Portfolio (the “Portfolio”), and owns a pro rata interest in the Portfolio’s net assets. The Asset Allocation, Sector Diversification and Ten Largest Equity Holdings at December 31, 2018 are based on the holdings of Deutsche DWS Equity 500 Index Portfolio.

For more complete details about the Portfolio’s investment portfolio, see page 32. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 72 for contact information.

12	|	DWS S&P 500 Index Fund

Statement of Assets and Liabilities

as of December 31, 2018

Assets
Investments in Deutsche DWS Equity 500 Index Portfolio, at value	$881,370,031
Receivable for Fund shares sold	1,233,188
Due from Advisor	11,195
Other assets	9,870
Total assets	882,624,284

Liabilities
Payable for Fund shares redeemed	3,981,466
Accrued Trustees’ fees	1,523
Other accrued expenses and payables	482,412
Total liabilities	4,465,401
Net assets, at value	$878,158,883

Net Assets Consist of
Distributable earnings (loss)	515,853,437
Paid-in capital	362,305,446
Net assets, at value	$878,158,883

Net Asset Value
Class A

Net Asset Value and redemption price per share ($165,970,343 ÷ 6,138,861 outstanding shares of beneficial interest, .01 par value, unlimited number of shares authorized)	$27.04

Maximum offering price per share (100 ÷ 95.50 of $27.04)	$28.31
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($69,924,586 ÷ 2,591,898 outstanding shares of beneficial interest, .01 par value, unlimited number of shares authorized )	$26.98
Class R6

Net Asset Value, offering and redemption price per share ($10,573,527 ÷ 390,162 outstanding shares of beneficial interest, .01 par value, unlimited number of shares authorized)	$27.10
Class S

Net Asset Value, offering and redemption price per share ($631,690,427 ÷ 23,315,693 outstanding shares of beneficial interest, .01 par value, unlimited number of shares authorized)	$27.09

The accompanying notes are an integral part of the financial statements.

DWS S&P 500 Index Fund	|	13

Statement of Operations

for the year ended December 31, 2018

Investment Income
Income and expenses allocated from Deutsche DWS Equity 500 Index Portfolio:

Dividends (net of foreign taxes withheld of $78,296)	$19,748,255
Interest	23,479
Income distributions — DWS Central Cash Management Government Fund	261,377
Securities lending income, net of borrower rebates	5,279
Expenses	(1,015,361)
Net investment income allocated from Deutsche DWS Equity 500 Index Portfolio	19,023,029
Expenses:

Administration fee	998,732
Services to shareholders	959,626
Distribution and service fees	1,318,442
Professional fees	54,994
Reports to shareholders	58,323
Registration fees	68,784
Trustees’ fees and expenses	6,017
Other	11,026
Total expenses	3,475,944
Net investment income (loss)	15,547,085

Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from Deutsche DWS Equity 500 Index Portfolio:

Investments	105,623,679
Futures	(406,641)
105,217,038
Change in net unrealized appreciation (depreciation) allocated from Deutsche DWS Equity 500 Index Portfolio:

Investments	(158,861,699)
Futures	302,455
(158,559,244)
Net gain (loss)	(53,342,206)
Net increase (decrease) in net assets resulting from operations	$(37,795,121)

The accompanying notes are an integral part of the financial statements.

14	|	DWS S&P 500 Index Fund

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:

Net investment income (loss)	$15,547,085	$14,973,604
Net realized gain (loss)	105,217,038	70,851,854
Change in net unrealized appreciation (depreciation)	(158,559,244)	98,183,979
Net increase (decrease) in net assets resulting from operations	(37,795,121)	184,009,437
Distributions to shareholders:

Class A	(12,369,728)	(11,315,810)
Class C	(4,757,452)	(4,497,629)
Class R6	(701,638)	(2,370)*
Class S	(49,116,261)	(42,488,676)
Total distributions	(66,945,079)	(58,304,485)**
Fund share transactions:

Proceeds from shares sold	96,400,855	152,670,825
Reinvestment of distributions	62,779,041	55,202,708
Payments for shares redeemed	(188,692,212)	(216,595,170)
Net increase (decrease) in net assets from Fund share transactions	(29,512,316)	(8,721,637)
Increase (decrease) in net assets	(134,252,516)	116,983,315
Net assets at beginning of period	1,012,411,399	895,428,084
Net assets at end of period	$878,158,883	$1,012,411,399 ***

*	For the period from March 31, 2017 (commencement of operations of Class R6) to December 31, 2017.

**

Includes distributions from net investment income of $2,808,001, $632,140, $448 and $11,850,494 for Class A, Class C, Class R6 and Class S shares, respectively and distributions from net realized gains of $8,507,809, $3,865,489, $1,922 and $30,638,182 for Class A, Class C, Class R6 and Class S shares, respectively.

***	Includes undistributed net investment income of $24,112.

The accompanying notes are an integral part of the financial statements.

DWS S&P 500 Index Fund	|	15

Financial Highlights

	Years Ended December 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$30.50	$26.69	$25.20	$25.99	$24.50
Income (loss) from investment operations:

Net investment income[a]	.45	.42	.42	.38	.36
Net realized and unrealized gain (loss)	(1.79)[d]	5.16	2.39	(.17)	2.73
Total from investment operations	(1.34)	5.58	2.81	.21	3.09
Less distributions from:

Net investment income	(.40)	(.43)	(.42)	(.27)	(.38)
Net realized gains	(1.72)	(1.34)	(.90)	(.73)	(1.22)
Total distributions	(2.12)	(1.77)	(1.32)	(1.00)	(1.60)
Net asset value, end of period	$27.04	$30.50	$26.69	$25.20	$25.99
Total Return (%)[b]	(4.55)[d]	21.09	11.18 [c]	.82	12.91 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	166	199	192	219	233
Ratio of expenses before expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.57	.59	.61	.64	.65
Ratio of expenses after expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.57	.59	.61	.64	.65
Ratio of net investment income (%)	1.44	1.45	1.63	1.47	1.40
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	3	6	3	3	2

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to $0.09 per share. Excluding this reimbursement, total return would have been .30% lower.

The accompanying notes are an integral part of the financial statements.

16	|	DWS S&P 500 Index Fund

	Years Ended December 31,
Class C	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$30.43	$26.64	$25.15	$25.95	$24.47
Income (loss) from investment operations:

Net investment income[a]	.22	.21	.24	.21	.18
Net realized and unrealized gain (loss)	(1.77)[c]	5.14	2.38	(.18)	2.73
Total from investment operations	(1.55)	5.35	2.62	.03	2.91
Less distributions from:

Net investment income	(.18)	(.22)	(.23)	(.10)	(.21)
Net realized gains	(1.72)	(1.34)	(.90)	(.73)	(1.22)
Total distributions	(1.90)	(1.56)	(1.13)	(.83)	(1.43)
Net asset value, end of period	$26.98	$30.43	$26.64	$25.15	$25.95
Total Return (%)[b]	(5.22)[c]	20.20	10.44	.10	12.13

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70	92	69	58	51
Ratio of expenses including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	1.28	1.30	1.31	1.32	1.33
Ratio of net investment income (%)	.72	.74	.93	.79	.72
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	3	6	3	3	2

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]

Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to $0.09 per share. Excluding this reimbursement, total return would have been .30% lower.

The accompanying notes are an integral part of the financial statements.

DWS S&P 500 Index Fund	|	17

	Year Ended 12/31/18	Period Ended 12/31/17[a]
Class R6

Selected Per Share Data
Net asset value, beginning of period	$30.55	$28.24
Income (loss) from investment operations:

Net investment income[b]	.58	.38
Net realized and unrealized gain	(1.81)[e]	3.68
Total from investment operations	(1.23)	4.06
Less distributions from:

Net investment income	(.50)	(.41)
Net realized gains	(1.72)	(1.34)
Total distributions	(2.22)	(1.75)
Net asset value, end of period	$27.10	$30.55
Total Return (%)	(4.22)[e]	14.53	c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	.05
Ratio of expenses before expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.24	.40	*
Ratio of expenses after expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.24	.35	*
Ratio of net investment income (%)	1.83	1.67	*
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	3	6	[d]

[a]	For the period from March 31, 2017 (commencement of operations) to December 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Deutsche DWS Equity 500 Index Portfolio’s turnover rate for the year ended December 31, 2017.

[e]

Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to $0.09 per share. Excluding this reimbursement, total return would have been .30% lower.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

18	|	DWS S&P 500 Index Fund

	Years Ended December 31,
Class S	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$30.56	$26.75	$25.25	$26.05	$24.56
Income (loss) from investment operations:

Net investment income[a]	.53	.49	.49	.46	.44
Net realized and unrealized gain (loss)	(1.80)[b]	5.17	2.40	(.18)	2.73
Total from investment operations	(1.27)	5.66	2.89	.28	3.17
Less distributions from:

Net investment income	(.48)	(.51)	(.49)	(.35)	(.46)
Net realized gains	(1.72)	(1.34)	(.90)	(.73)	(1.22)
Total distributions	(2.20)	(1.85)	(1.39)	(1.08)	(1.68)
Net asset value, end of period	$27.09	$30.56	$26.75	$25.25	$26.05
Total Return (%)	(4.33)[b]	21.38	11.52	1.09	13.25

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	632	722	635	615	651
Ratio of expenses including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.32	.34	.33	.34	.34
Ratio of net investment income (%)	1.69	1.70	1.90	1.76	1.70
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	3	6	3	3	2

[a]	Based on average shares outstanding during the period.

[b]

Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to $0.09 per share. Excluding this reimbursement, total return would have been .30% lower.

The accompanying notes are an integral part of the financial statements.

DWS S&P 500 Index Fund	|	19

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS S&P 500 Index Fund (formerly Deutsche S&P 500 Index Fund) (the “Fund”) is a diversified series of the Deutsche DWS Institutional Funds (formerly Deutsche Institutional Funds) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, Deutsche DWS Equity 500 Index Portfolio (formerly Deutsche Equity 500 Index Portfolio) (the “Portfolio”), a diversified open-end management investment company registered under the 1940 Act and organized as a New York trust advised by DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”). A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. On December 31, 2018, the Fund owned approximately 61% of the Portfolio.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such

20	|	DWS S&P 500 Index Fund

as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio and is categorized as Level 1. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio’s financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

DWS S&P 500 Index Fund	|	21

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2018, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$1,029,103
Undistributed net long-term capital gains	$8,346,346

At December 31, 2018, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary income*	$13,890,193	$15,403,133
Distributions from long-term capital gains	$53,054,886	$42,901,352

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

22	|	DWS S&P 500 Index Fund

B. Related Parties

Management Agreement. Under its Investment Management Agreement with the Fund, the Advisor serves as investment manager to the Fund. The Advisor receives a management fee from the Portfolio pursuant to the master/feeder structure noted above in Note A.

Pursuant to the Investment Management Agreement, the Fund pays no management fee to the Advisor so long as the Fund is a feeder fund that invests substantially all of its assets in the Portfolio. In the event the Board of Trustees determines it is in the best interests of the Fund to withdraw its investment from the Portfolio, the Advisor may become responsible for directly managing the assets of the Fund under the Investment Management Agreement. In such event, the Fund would pay the Advisor an annual fee (exclusive of any applicable waivers/reimbursements) of 0.15% of the Fund’s average daily net assets, accrued daily and payable monthly.

For the period from January 1, 2018 through September 30, 2018 the Advisor had contractually agreed to waive its fees and/or reimburse fund expenses, including expenses of the Portfolio allocated to the Fund, to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.60%
Class C	1.35%
Class R6	.35%
Class S	.35%

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses, including expenses of the Portfolio allocated to the Fund, to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.57%
Class C	1.32%
Class R6	.32%
Class S	.32%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable

DWS S&P 500 Index Fund	|	23

monthly. For the year ended December 31, 2018, the Administration Fee was $998,732, of which $77,446 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2018
Class A	$33,947	$5,633
Class C	6,143	752
Class R6	324	76
Class S	342,247	56,093
	$382,661	$62,554

In addition, for the year ended December 31, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders”, were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$139,547
Class C	39,620
Class S	294,709
$473,876

Distribution and Service Agreement. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2018
Class C	$653,188	$46,406

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various

24	|	DWS S&P 500 Index Fund

agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2018	Annual Rate
Class A	$447,728	$70,375	.24%
Class C	217,526	31,053	.25%
	$665,254	$101,428

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid to DDI in connection with the distribution of Class A shares for the year ended December 31, 2018 aggregated $4,815.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended December 31, 2018, the CDSC for Class C shares aggregated $10,386. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2018, DDl received $1,008 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $24,089, of which $12,488 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Dollars	Shares		Dollars

Shares sold
Class A	1,221,814	$37,455,439	2,348,257		$66,849,886
Class C	370,977	11,513,683	859,639		24,676,614
Class R6	388,295	12,083,581	1,644.3	*	48,979	*
Class S	1,131,032	35,348,152	2,126,317		61,095,346
		$96,400,855			$152,670,825

DWS S&P 500 Index Fund	|	25

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	402,732	$11,291,397	352,077	$10,565,715
Class C	166,132	4,612,453	144,601	4,351,351
Class R6	25,144	701,638	78 *	2,370 *
Class S	1,638,577	46,173,553	1,340,232	40,283,272
		$62,779,041		$55,202,708

Shares redeemed
Class A	(2,001,472)	$(61,718,983)	(3,364,330)	$(96,319,578)
Class C	(966,805)	(30,252,168)	(571,835)	(16,576,399)
Class R6	(24,998)	(796,784)	(1)*	(20)*
Class S	(3,068,411)	(95,924,277)	(3,580,856)	(103,699,173)
		$(188,692,212)		$(216,595,170)

Net Increase (decrease)
Class A	(376,926)	$(12,972,147)	(663,996)	$(18,903,977)
Class C	(429,696)	(14,126,032)	432,405	12,451,566
Class R6	388,441	11,988,435	1,721.3 *	51,329 *
Class S	(298,802)	(14,402,572)	(114,307)	(2,320,555)
		$(29,512,316)		$(8,721,637)

*	For the period from March 31, 2017 (commencement of operations of Class R6) to December 31, 2017.

26	|	DWS S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Institutional Funds and Shareholders of DWS S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS S&P 500 Index Fund (one of the funds constituting Deutsche DWS Institutional Funds, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

DWS S&P 500 Index Fund	|	27

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2019

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

28	|	DWS S&P 500 Index Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS S&P 500 Index Fund	|	29

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2018 (Unaudited)

Actual Fund Return*	Class A	Class C	Class R6	Class S
Beginning Account Value 7/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$932.70	$929.10	$933.90	$933.40
Expenses Paid per $1,000**	$2.73	$6.27	$1.17	$1.51

Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S
Beginning Account Value 7/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$1,022.38	$1,018.70	$1,024.00	$1,023.64
Expenses Paid per $1,000**	$2.85	$6.56	$1.22	$1.58

*	Expenses include amounts allocated proportionally from the master portfolio.

**

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S
DWS S&P 500 Index Fund	.56%	1.29%	.24%	.31%

For more information, please refer to the Fund’s prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

The Fund paid distributions of $1.72 per share from net long-term capital gains during its year ended December 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $64,172,000 as capital gain dividends for its year ended

December 31, 2018.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2018, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $17,900,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have any questions about federal and state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

30	|	DWS S&P 500 Index Fund

(The following financial statements of the

Deutsche DWS Equity 500 Index Portfolio should be read in

conjunction with the Fund’s financial statements.)

Deutsche DWS Equity 500 Index Portfolio	|	31

Investment Portfolio	as of December 31, 2018

	Shares	Value ($)
Common Stocks 97.2%
Communication Services 9.8%

Diversified Telecommunication Services 2.1%

AT&T, Inc.	489,865	13,980,747

CenturyLink, Inc.	63,470	961,571

Verizon Communications, Inc.	278,114	15,635,569

		30,577,887

Entertainment 2.0%

Activision Blizzard, Inc.	51,357	2,391,696

Electronic Arts, Inc.*	20,338	1,604,872

Netflix, Inc.*	29,348	7,855,286

Take-Two Interactive Software, Inc.*	7,721	794,800

Twenty-First Century Fox, Inc. “A”	71,129	3,422,727

Twenty-First Century Fox, Inc. “B”	32,777	1,566,085

Viacom, Inc. “B”	23,919	614,718

Walt Disney Co.	100,191	10,985,943

		29,236,127

Interactive Media & Services 4.5%

Alphabet, Inc. “A”*	20,121	21,025,640

Alphabet, Inc. “C”*	20,706	21,443,341

Facebook, Inc. “A”*	161,679	21,194,500

TripAdvisor, Inc.*	6,877	370,945

Twitter, Inc.*	48,412	1,391,361

		65,425,787

Media 1.2%

CBS Corp. “B”	22,647	990,127

Charter Communications, Inc. “A”*	11,866	3,381,454

Comcast Corp. “A”	305,546	10,403,841

Discovery, Inc. “C”*	24,160	557,613

Discovery, Inc. “A”* (a)	10,392	257,098

DISH Network Corp. “A”*	15,647	390,705

Interpublic Group of Companies, Inc.	25,820	532,667

News Corp. “A”	25,299	287,144

News Corp. “B”	8,422	97,274

Omnicom Group, Inc.	15,035	1,101,163

		17,999,086

Consumer Discretionary 9.7%

Auto Components 0.1%

Aptiv PLC	17,633	1,085,664

BorgWarner, Inc.	13,984	485,804

The accompanying notes are an integral part of the financial statements.

32	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

Goodyear Tire & Rubber Co.	16,172	330,071

		1,901,539

Automobiles 0.4%

Ford Motor Co.	263,028	2,012,164

General Motors Co.	88,355	2,955,475

Harley-Davidson, Inc.	10,961	373,989

		5,341,628

Distributors 0.1%

Genuine Parts Co.	9,888	949,446

LKQ Corp.*	21,369	507,086

		1,456,532

Diversified Consumer Services 0.0%
H&R Block, Inc.	14,138	358,681

Hotels, Restaurants & Leisure 1.8%

Carnival Corp.	26,957	1,328,980

Chipotle Mexican Grill, Inc.*	1,658	715,908

Darden Restaurants, Inc.	8,292	828,039

Hilton Worldwide Holdings, Inc.	19,967	1,433,631

Marriott International, Inc. “A”	19,063	2,069,479

McDonald’s Corp.	51,880	9,212,331

MGM Resorts International	33,719	818,023

Norwegian Cruise Line Holdings Ltd.*	14,962	634,239

Royal Caribbean Cruises Ltd.	11,478	1,122,434

Starbucks Corp.	83,475	5,375,790

Wynn Resorts Ltd.	6,579	650,729

Yum! Brands, Inc.	21,021	1,932,250

		26,121,833

Household Durables 0.3%

D.R. Horton, Inc.	23,079	799,918

Garmin Ltd.	8,063	510,549

Leggett & Platt, Inc.	8,592	307,937

Lennar Corp. “A”	19,727	772,312

Mohawk Industries, Inc.*	4,199	491,115

Newell Brands, Inc.	28,981	538,757

PulteGroup, Inc.	17,371	451,473

Whirlpool Corp.	4,231	452,167

		4,324,228

Internet & Direct Marketing Retail 3.4%

Amazon.com, Inc.*	27,640	41,514,451

Booking Holdings, Inc.*	3,118	5,370,506

eBay, Inc.*	60,943	1,710,670

Expedia Group, Inc.	7,922	892,413

		49,488,040

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	33

	Shares	Value ($)

Leisure Products 0.1%

Hasbro, Inc.	7,849	637,731

Mattel, Inc.*	22,269	222,468

		860,199

Multiline Retail 0.5%

Dollar General Corp.	17,693	1,912,259

Dollar Tree, Inc.*	15,928	1,438,617

Kohl’s Corp.	11,103	736,573

Macy’s, Inc.	20,452	609,061

Nordstrom, Inc.	7,856	366,168

Target Corp.	35,122	2,321,213

		7,383,891

Specialty Retail 2.3%

Advance Auto Parts, Inc.	4,903	772,026

AutoZone, Inc.*	1,697	1,422,663

Best Buy Co., Inc.	15,758	834,544

CarMax, Inc.*	11,758	737,579

Foot Locker, Inc.	7,727	411,076

Home Depot, Inc.	76,014	13,060,726

L Brands, Inc.	15,157	389,080

Lowe’s Companies, Inc.	54,040	4,991,135

O’Reilly Automotive, Inc.*	5,389	1,855,594

Ross Stores, Inc.	25,125	2,090,400

The Gap, Inc.	14,787	380,913

Tiffany & Co.	7,376	593,842

TJX Companies, Inc.	83,272	3,725,589

Tractor Supply Co.	8,088	674,863

Ulta Salon, Cosmetics & Fragrance, Inc.*	3,773	923,781

		32,863,811

Textiles, Apparel & Luxury Goods 0.7%

Hanesbrands, Inc.	24,942	312,523

Michael Kors Holdings Ltd.*	10,294	390,349

NIKE, Inc. “B”	85,603	6,346,606

PVH Corp.	5,064	470,699

Ralph Lauren Corp.	3,681	380,836

Tapestry, Inc.	19,817	668,824

Under Armour, Inc. “A”*	12,889	227,749

Under Armour, Inc. “C”*	12,584	203,483

VF Corp.	21,783	1,553,999

		10,555,068

Consumer Staples 7.2%

Beverages 1.9%

Brown-Forman Corp. “B”	11,231	534,371

Coca-Cola Co.	257,893	12,211,234

The accompanying notes are an integral part of the financial statements.

34	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

Constellation Brands, Inc. “A”	11,185	1,798,772

Molson Coors Brewing Co. “B”	12,440	698,630

Monster Beverage Corp.*	26,720	1,315,158

PepsiCo, Inc.	95,013	10,497,036

		27,055,201

Food & Staples Retailing 1.5%

Costco Wholesale Corp.	29,492	6,007,815

Kroger Co.	53,505	1,471,388

Sysco Corp.	32,200	2,017,652

Walgreens Boots Alliance, Inc.	54,111	3,697,405

Walmart, Inc.	95,816	8,925,260

		22,119,520

Food Products 1.1%

Archer-Daniels-Midland Co.	37,596	1,540,308

Campbell Soup Co.	12,945	427,056

Conagra Brands, Inc.	32,756	699,668

General Mills, Inc.	40,014	1,558,145

Hormel Foods Corp.	18,553	791,842

Kellogg Co.	17,154	977,950

Kraft Heinz Co.	41,882	1,802,601

Lamb Weston Holdings, Inc.	9,973	733,614

McCormick & Co., Inc.	8,130	1,132,021

Mondelez International, Inc. “A”	97,953	3,921,059

The Hershey Co.	9,336	1,000,632

The JM Smucker Co.	7,622	712,581

Tyson Foods, Inc. “A”	19,696	1,051,766

		16,349,243

Household Products 1.6%

Church & Dwight Co., Inc.	16,725	1,099,836

Clorox Co.	8,582	1,322,829

Colgate-Palmolive Co.	58,365	3,473,885

Kimberly-Clark Corp.	23,298	2,654,574

Procter & Gamble Co.	167,644	15,409,837

		23,960,961

Personal Products 0.2%

Coty, Inc. “A”	31,083	203,905

Estee Lauder Companies, Inc. “A”	14,793	1,924,569

		2,128,474

Tobacco 0.9%

Altria Group, Inc.	126,481	6,246,896

Philip Morris International, Inc.	104,642	6,985,900

		13,232,796

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	35

	Shares	Value ($)

Energy 5.2%

Energy Equipment & Services 0.5%

Baker Hughes a GE Co.	34,631	744,566

Halliburton Co.	58,904	1,565,668

Helmerich & Payne, Inc.	7,270	348,524

National Oilwell Varco, Inc.	25,744	661,621

Schlumberger Ltd.	93,135	3,360,311

TechnipFMC PLC	29,063	569,054

		7,249,744

Oil, Gas & Consumable Fuels 4.7%

Anadarko Petroleum Corp.	33,917	1,486,921

Apache Corp.	25,765	676,331

Cabot Oil & Gas Corp.	28,949	647,010

Chevron Corp.	128,554	13,985,390

Cimarex Energy Co.	6,504	400,972

Concho Resources, Inc.*	13,457	1,383,245

ConocoPhillips	77,415	4,826,825

Devon Energy Corp.	31,893	718,868

Diamondback Energy, Inc.	10,331	957,684

EOG Resources., Inc.	38,999	3,401,103

Exxon Mobil Corp.	284,871	19,425,353

Hess Corp.	16,613	672,826

HollyFrontier Corp.	10,892	556,799

Kinder Morgan, Inc.	127,564	1,961,934

Marathon Oil Corp.	55,847	800,846

Marathon Petroleum Corp.	46,473	2,742,372

Newfield Exploration Co.*	13,985	205,020

Noble Energy, Inc.	32,589	611,370

Occidental Petroleum Corp.	50,771	3,116,324

ONEOK, Inc.	27,646	1,491,502

Phillips 66	28,526	2,457,515

Pioneer Natural Resources Co.	11,455	1,506,562

Valero Energy Corp.	28,535	2,139,269

Williams Companies, Inc.	81,408	1,795,046

		67,967,087

Financials 13.0%

Banks 5.5%

Bank of America Corp.	614,122	15,131,966

BB&T Corp.	51,835	2,245,492

Citigroup, Inc.	164,322	8,554,603

Citizens Financial Group, Inc.	31,445	934,860

Comerica, Inc.	11,015	756,620

Fifth Third Bancorp.	44,070	1,036,967

First Republic Bank	11,021	957,725

The accompanying notes are an integral part of the financial statements.

36	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

Huntington Bancshares, Inc.	71,291	849,789

JPMorgan Chase & Co.	223,760	21,843,451

KeyCorp	69,550	1,027,949

M&T Bank Corp.	9,439	1,351,004

People’s United Financial, Inc.	25,873	373,347

PNC Financial Services Group, Inc.	31,043	3,629,237

Regions Financial Corp.	68,792	920,437

SunTrust Banks, Inc.	30,210	1,523,793

SVB Financial Group*	3,546	673,456

U.S. Bancorp.	102,209	4,670,951

Wells Fargo & Co.	285,084	13,136,671

Zions Bancorp. NA	13,133	535,039

		80,153,357

Capital Markets 2.7%

Affiliated Managers Group, Inc.	3,551	346,009

Ameriprise Financial, Inc.	9,373	978,260

Bank of New York Mellon Corp.	61,190	2,880,213

BlackRock, Inc.	8,171	3,209,732

Cboe Global Markets, Inc.	7,566	740,182

Charles Schwab Corp.	80,865	3,358,324

CME Group, Inc.	24,093	4,532,375

E*TRADE Financial Corp.	17,079	749,427

Franklin Resources., Inc.	19,767	586,289

Intercontinental Exchange, Inc.	38,313	2,886,118

Invesco Ltd.	28,270	473,240

Moody’s Corp.	11,211	1,569,988

Morgan Stanley	87,939	3,486,781

MSCI, Inc.	5,974	880,747

Nasdaq, Inc.	7,780	634,615

Northern Trust Corp.	14,884	1,244,154

Raymond James Financial, Inc.	8,662	644,539

S&P Global, Inc.	16,873	2,867,398

State Street Corp.	25,516	1,609,294

T. Rowe Price Group, Inc.	16,181	1,493,830

The Goldman Sachs Group., Inc.	23,274	3,887,922

		39,059,437

Consumer Finance 0.6%

American Express Co.	47,138	4,493,194

Capital One Financial Corp.	31,859	2,408,222

Discover Financial Services	22,612	1,333,656

Synchrony Financial	44,509	1,044,181

		9,279,253

Diversified Financial Services 1.9%

Berkshire Hathaway, Inc. “B”*	130,896	26,726,345

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	37

	Shares	Value ($)

Jefferies Financial Group, Inc.	19,473	338,051

		27,064,396

Insurance 2.3%

Aflac, Inc.	51,151	2,330,440

Allstate Corp.	23,152	1,913,050

American International Group, Inc.	59,510	2,345,289

Aon PLC	16,190	2,353,378

Arthur J. Gallagher & Co.	12,495	920,882

Assurant, Inc.	3,481	311,341

Brighthouse Financial, Inc.*	8,034	244,876

Chubb Ltd.	30,990	4,003,288

Cincinnati Financial Corp.	10,149	785,736

Everest Re Group Ltd.	2,728	594,049

Hartford Financial Services Group, Inc.	24,234	1,077,201

Lincoln National Corp.	14,268	732,091

Loews Corp.	18,811	856,277

Marsh & McLennan Companies, Inc.	33,874	2,701,451

MetLife, Inc.	66,353	2,724,454

Principal Financial Group, Inc.	17,919	791,482

Progressive Corp.	39,209	2,365,479

Prudential Financial, Inc.	27,753	2,263,257

The Travelers Companies, Inc.	17,800	2,131,550

Torchmark Corp.	7,030	523,946

Unum Group	14,728	432,709

Willis Towers Watson PLC	8,736	1,326,649

		33,728,875

Health Care 15.1%

Biotechnology 2.5%

AbbVie, Inc.	101,240	9,333,316

Alexion Pharmaceuticals, Inc.*	14,970	1,457,479

Amgen, Inc.	42,897	8,350,759

Biogen., Inc.*	13,563	4,081,378

Celgene Corp.*	47,087	3,017,806

Gilead Sciences, Inc.	87,087	5,447,292

Incyte Corp.*	11,812	751,125

Regeneron Pharmaceuticals, Inc.*	5,219	1,949,296

Vertex Pharmaceuticals, Inc.*	17,207	2,851,372

		37,239,823

Health Care Equipment & Supplies 3.3%

Abbott Laboratories	118,200	8,549,406

ABIOMED, Inc.*	3,051	991,697

Align Technology, Inc.*	4,866	1,019,086

Baxter International, Inc.	33,317	2,192,925

Becton, Dickinson & Co.	18,059	4,069,054

The accompanying notes are an integral part of the financial statements.

38	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

Boston Scientific Corp.*	93,125	3,291,038

Danaher Corp.	41,519	4,281,439

DENTSPLY SIRONA, Inc.	15,051	560,048

Edwards Lifesciences Corp.*	14,068	2,154,796

Hologic, Inc.*	17,909	736,060

IDEXX Laboratories, Inc.*	5,770	1,073,335

Intuitive Surgical, Inc.*	7,685	3,680,500

Medtronic PLC	90,391	8,221,965

ResMed, Inc.	9,627	1,096,226

Stryker Corp.	20,907	3,277,172

The Cooper Companies, Inc.	3,348	852,066

Varian Medical Systems, Inc.*	6,221	704,902

Zimmer Biomet Holdings, Inc.	13,637	1,414,430

		48,166,145

Health Care Providers & Services 3.1%

AmerisourceBergen Corp.	10,545	784,548

Anthem, Inc.	17,400	4,569,762

Cardinal Health, Inc.	20,046	894,052

Centene Corp.*	13,812	1,592,524

Cigna Corp.*	25,710	4,882,834

CVS Health Corp.	87,021	5,701,616

DaVita, Inc.*	8,399	432,212

HCA Healthcare, Inc.	18,058	2,247,318

Henry Schein, Inc.*	10,320	810,326

Humana, Inc.	9,228	2,643,637

Laboratory Corp. of America Holdings*	6,766	854,952

McKesson Corp.	13,149	1,452,570

Quest Diagnostics, Inc.	9,270	771,913

UnitedHealth Group, Inc.	64,734	16,126,534

Universal Health Services, Inc. “B”	5,730	667,889

WellCare Health Plans, Inc.*	3,399	802,470

		45,235,157

Health Care Technology 0.1%
Cerner Corp.*	22,021	1,154,781

Life Sciences Tools & Services 1.0%

Agilent Technologies, Inc.	21,409	1,444,251

Illumina, Inc.*	9,895	2,967,807

IQVIA Holdings, Inc.*	10,675	1,240,115

Mettler-Toledo International, Inc.*	1,673	946,215

PerkinElmer, Inc.	7,445	584,805

Thermo Fisher Scientific, Inc.	27,106	6,066,052

Waters Corp.*	5,107	963,436

		14,212,681

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	39

	Shares	Value ($)

Pharmaceuticals 5.1%

Allergan PLC	21,340	2,852,304

Bristol-Myers Squibb Co.	109,863	5,710,679

Eli Lilly & Co.	63,455	7,343,013

Johnson & Johnson	180,496	23,293,009

Merck & Co., Inc.	175,014	13,372,820

Mylan NV*	34,823	954,150

Nektar Therapeutics*	11,368	373,666

Perrigo Co. PLC	8,236	319,145

Pfizer, Inc.	389,048	16,981,945

Zoetis, Inc.	32,352	2,767,390

		73,968,121

Industrials 8.9%

Aerospace & Defense 2.4%

Arconic, Inc.	29,301	494,015

Boeing Co.	35,540	11,461,650

General Dynamics Corp.	18,740	2,946,115

Harris Corp.	7,861	1,058,484

Huntington Ingalls Industries, Inc.	2,924	556,466

L3 Technologies, Inc.	5,266	914,494

Lockheed Martin Corp.	16,656	4,361,207

Northrop Grumman Corp.	11,686	2,861,901

Raytheon Co.	19,161	2,938,339

Textron, Inc.	16,353	752,075

TransDigm Group, Inc.*	3,241	1,102,134

United Technologies Corp.	54,620	5,815,938

		35,262,818

Air Freight & Logistics 0.6%

C.H. Robinson Worldwide, Inc.	9,368	787,755

Expeditors International of Washington, Inc.	11,736	799,104

FedEx Corp.	16,303	2,630,163

United Parcel Service, Inc. “B”	46,770	4,561,478

		8,778,500

Airlines 0.4%

Alaska Air Group, Inc.	8,202	499,092

American Airlines Group, Inc.	27,538	884,245

Delta Air Lines, Inc.	42,034	2,097,496

Southwest Airlines Co.	34,098	1,584,875

United Continental Holdings, Inc.*	15,367	1,286,679

		6,352,387

Building Products 0.2%

A.O. Smith Corp.	9,583	409,194

Allegion PLC	6,403	510,383

Fortune Brands Home & Security, Inc.	9,748	370,327

The accompanying notes are an integral part of the financial statements.

40	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

Johnson Controls International PLC	62,206	1,844,408

Masco Corp.	20,604	602,461

		3,736,773

Commercial Services & Supplies 0.4%

Cintas Corp.	5,830	979,382

Copart, Inc.*	13,792	658,982

Republic Services, Inc.	14,625	1,054,316

Rollins, Inc.	10,221	368,978

Waste Management, Inc.	26,392	2,348,624

		5,410,282

Construction & Engineering 0.1%

Fluor Corp.	9,165	295,113

Jacobs Engineering Group, Inc.	8,020	468,849

Quanta Services, Inc.	10,193	306,810

		1,070,772

Electrical Equipment 0.4%

AMETEK, Inc.	15,666	1,060,588

Eaton Corp. PLC	29,159	2,002,057

Emerson Electric Co.	42,126	2,517,029

Rockwell Automation, Inc.	8,121	1,222,048

		6,801,722

Industrial Conglomerates 1.4%

3M Co.	39,187	7,466,691

General Electric Co.	585,375	4,431,289

Honeywell International, Inc.	49,822	6,582,482

Roper Technologies, Inc.	6,961	1,855,246

		20,335,708

Machinery 1.5%

Caterpillar, Inc.	39,713	5,046,331

Cummins, Inc.	9,950	1,329,718

Deere & Co.	21,654	3,230,127

Dover Corp.	9,936	704,959

Flowserve Corp.	8,627	327,998

Fortive Corp.	19,783	1,338,518

Illinois Tool Works, Inc.	20,557	2,604,366

Ingersoll-Rand PLC	16,479	1,503,379

PACCAR, Inc.	23,496	1,342,561

Parker-Hannifin Corp.	8,872	1,323,170

Pentair PLC	10,620	401,224

Snap-on, Inc.	3,747	544,402

Stanley Black & Decker, Inc.	10,174	1,218,235

Xylem, Inc.	12,087	806,445

		21,721,433

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	41

	Shares	Value ($)

Professional Services 0.3%

Equifax, Inc.	8,084	752,863

IHS Markit Ltd.*	24,150	1,158,475

Nielsen Holdings PLC	23,890	557,354

Robert Half International, Inc.	8,323	476,076

Verisk Analytics, Inc.*	11,047	1,204,565

		4,149,333

Road & Rail 1.0%

CSX Corp.	53,964	3,352,783

J.B. Hunt Transport Services, Inc.	5,884	547,447

Kansas City Southern	6,793	648,392

Norfolk Southern Corp.	18,320	2,739,573

Union Pacific Corp.	49,574	6,852,614

		14,140,809

Trading Companies & Distributors 0.2%

Fastenal Co.	19,433	1,016,152

United Rentals, Inc.*	5,446	558,378

W.W. Grainger, Inc.	3,073	867,692

		2,442,222

Information Technology 19.5%

Communications Equipment 1.1%

Arista Networks, Inc.*	3,485	734,290

Cisco Systems, Inc.	302,516	13,108,018

F5 Networks, Inc.*	4,139	670,642

Juniper Networks, Inc.	23,321	627,568

Motorola Solutions, Inc.	10,993	1,264,635

		16,405,153

Electronic Equipment, Instruments & Components 0.4%

Amphenol Corp. “A”	20,215	1,637,819

Corning, Inc.	53,853	1,626,899

FLIR Systems, Inc.	9,499	413,587

IPG Photonics Corp.*	2,314	262,153

Keysight Technologies, Inc.*	12,766	792,513

TE Connectivity Ltd.	23,082	1,745,692

		6,478,663

IT Services 4.7%

Accenture PLC “A”	42,900	6,049,329

Akamai Technologies, Inc.*	10,957	669,254

Alliance Data Systems Corp.	3,179	477,104

Automatic Data Processing, Inc.	29,460	3,862,795

Broadridge Financial Solutions, Inc.	7,839	754,504

Cognizant Technology Solutions Corp. “A”	38,976	2,474,197

DXC Technology Co.	18,694	993,960

The accompanying notes are an integral part of the financial statements.

42	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

Fidelity National Information Services, Inc.	22,056	2,261,843

Fiserv, Inc.*	26,823	1,971,222

FleetCor Technologies, Inc.*	5,959	1,106,706

Gartner, Inc.*	6,066	775,477

Global Payments, Inc.	10,592	1,092,353

International Business Machines Corp.	61,164	6,952,512

Jack Henry & Associates, Inc.	5,259	665,369

MasterCard, Inc. “A”	61,146	11,535,193

Paychex, Inc.	21,394	1,393,819

PayPal Holdings, Inc.*	79,303	6,668,589

Total System Services, Inc.	11,415	927,925

VeriSign, Inc.*	7,125	1,056,566

Visa, Inc. “A”	118,259	15,603,092

Western Union Co.	29,795	508,303

		67,800,112

Semiconductors & Semiconductor Equipment 3.6%

Advanced Micro Devices, Inc.*	59,470	1,097,816

Analog Devices, Inc.	24,921	2,138,969

Applied Materials, Inc.	66,168	2,166,340

Broadcom, Inc.	27,824	7,075,087

Intel Corp.	307,132	14,413,705

KLA-Tencor Corp.	10,281	920,047

Lam Research Corp.	10,446	1,422,432

Maxim Integrated Products, Inc.	18,510	941,233

Microchip Technology, Inc. (a)	15,905	1,143,888

Micron Technology, Inc.*	75,366	2,391,363

NVIDIA Corp.	41,050	5,480,175

Qorvo, Inc.*	8,432	512,075

QUALCOMM., Inc.	81,580	4,642,718

Skyworks Solutions, Inc.	11,911	798,275

Texas Instruments, Inc.	64,644	6,108,858

Xilinx, Inc.	16,993	1,447,294

		52,700,275

Software 6.0%

Adobe, Inc.*	32,851	7,432,210

ANSYS, Inc.*	5,631	804,895

Autodesk, Inc.*	14,734	1,894,940

Cadence Design Systems, Inc.*	18,765	815,902

Citrix Systems, Inc.	8,579	879,005

Fortinet, Inc.*	9,696	682,889

Intuit, Inc.	17,465	3,437,985

Microsoft Corp.	520,119	52,828,487

Oracle Corp.	171,478	7,742,232

Red Hat, Inc.*	11,895	2,089,238

salesforce.com, Inc.*	51,563	7,062,584

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	43

	Shares	Value ($)

Symantec Corp.	42,752	807,799

Synopsys, Inc.*	10,125	852,930

		87,331,096

Technology Hardware, Storage & Peripherals 3.7%

Apple, Inc.	303,358	47,851,691

Hewlett Packard Enterprise Co.	95,578	1,262,585

HP, Inc.	106,232	2,173,507

NetApp, Inc.	16,913	1,009,199

Seagate Technology PLC	17,607	679,454

Western Digital Corp.	19,725	729,233

Xerox Corp.	14,121	279,031

		53,984,700

Materials 2.7%

Chemicals 2.0%

Air Products & Chemicals, Inc.	14,770	2,363,939

Albemarle Corp.	7,116	548,430

Celanese Corp.	9,001	809,820

CF Industries Holdings, Inc.	15,515	675,058

DowDuPont, Inc.	154,396	8,257,098

Eastman Chemical Co.	9,413	688,184

Ecolab, Inc.	17,104	2,520,274

FMC Corp.	9,024	667,415

International Flavors & Fragrances, Inc.	6,863	921,495

Linde PLC	37,083	5,786,431

LyondellBasell Industries NV “A”	21,169	1,760,414

PPG Industries, Inc.	16,143	1,650,299

The Mosaic Co.	24,132	704,896

The Sherwin-Williams Co.	5,541	2,180,162

		29,533,915

Construction Materials 0.1%

Martin Marietta Materials, Inc.	4,210	723,573

Vulcan Materials Co.	8,988	888,014

		1,611,587

Containers & Packaging 0.3%

Avery Dennison Corp.	5,792	520,295

Ball Corp.	22,899	1,052,896

International Paper Co.	27,117	1,094,442

Packaging Corp. of America	6,399	534,061

Sealed Air Corp.	10,512	366,238

WestRock Co.	16,966	640,636

		4,208,568

Metals & Mining 0.3%

Freeport-McMoRan, Inc.	96,672	996,688

The accompanying notes are an integral part of the financial statements.

44	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)

Newmont Mining Corp.	36,029	1,248,405

Nucor Corp.	21,139	1,095,212

		3,340,305

Real Estate 2.9%

Equity Real Estate Investment Trusts (REITs) 2.8%

Alexandria Real Estate Equities, Inc.	7,151	824,081

American Tower Corp.	29,650	4,690,333

Apartment Investment & Management Co. “A”	10,618	465,918

AvalonBay Communities, Inc.	9,306	1,619,709

Boston Properties, Inc.	10,476	1,179,074

Crown Castle International Corp.	27,928	3,033,819

Digital Realty Trust, Inc.	13,808	1,471,242

Duke Realty Corp.	23,934	619,891

Equinix, Inc.	5,420	1,910,875

Equity Residential	24,776	1,635,464

Essex Property Trust, Inc.	4,475	1,097,315

Extra Space Storage, Inc.	8,491	768,266

Federal Realty Investment Trust	4,884	576,507

HCP, Inc.	32,195	899,206

Host Hotels & Resorts, Inc.	49,862	831,200

Iron Mountain, Inc.	19,298	625,448

Kimco Realty Corp.	28,903	423,429

Mid-America Apartment Communities, Inc.	7,713	738,134

Prologis, Inc.	42,390	2,489,141

Public Storage	10,095	2,043,329

Realty Income Corp.	19,759	1,245,607

Regency Centers Corp.	11,402	669,069

SBA Communications Corp. *	7,631	1,235,383

Simon Property Group, Inc.	20,824	3,498,224

SL Green Realty Corp.	5,810	459,455

The Macerich Co.	6,934	300,104

UDR, Inc.	18,569	735,704

Ventas, Inc.	23,872	1,398,660

Vornado Realty Trust	11,626	721,161

Welltower, Inc.	25,354	1,759,821

Weyerhaeuser Co.	50,463	1,103,121

		41,068,690

Real Estate Management & Development 0.1%
CBRE Group, Inc. “A”*	21,373	855,775

Utilities 3.2%

Electric Utilities 2.0%

Alliant Energy Corp.	15,908	672,113

American Electric Power Co., Inc.	33,272	2,486,749

Duke Energy Corp.	48,033	4,145,248

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	45

	Shares	Value ($)

Edison International	21,803	1,237,756

Entergy Corp.	12,184	1,048,677

Evergy, Inc.	17,763	1,008,406

Eversource Energy	21,223	1,380,344

Exelon Corp.	65,137	2,937,679

FirstEnergy Corp.	32,618	1,224,806

NextEra Energy, Inc.	32,130	5,584,837

PG&E Corp.*	35,194	835,857

Pinnacle West Capital Corp.	7,621	649,309

PPL Corp.	48,531	1,374,883

Southern Co.	69,079	3,033,950

Xcel Energy, Inc.	34,789	1,714,054

		29,334,668

Independent Power & Renewable Electricity Producers 0.1%

AES Corp.	44,068	637,223

NRG Energy, Inc.	19,576	775,210

		1,412,433

Multi-Utilities 1.0%

Ameren Corp.	16,336	1,065,597

CenterPoint Energy, Inc.	34,048	961,175

CMS Energy Corp.	19,125	949,556

Consolidated Edison, Inc.	20,899	1,597,938

Dominion Energy, Inc	44,221	3,160,033

DTE Energy Co.	12,191	1,344,667

NiSource, Inc.	24,444	619,656

Public Service Enterprise Group, Inc.	34,007	1,770,064

SCANA Corp.	9,600	458,688

Sempra Energy	18,439	1,994,916

WEC Energy Group, Inc.	21,132	1,463,602

		15,385,892

Water Utilities 0.1%
American Water Works Co., Inc.	12,063	1,094,957
Total Common Stocks (Cost $563,773,652)		1,415,968,937

	Principal Amount ($)	Value ($)
Government & Agency Obligation 0.1%
U.S. Treasury Obligation
U.S. Treasury Bill, 2.08%**, 1/10/2019 (b) (Cost $2,213,848)	2,215,000	2,213,891

The accompanying notes are an integral part of the financial statements.

46	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (c) (d) (Cost $1,382,030)	1,382,030	1,382,030

Cash Equivalents 2.6%
DWS Central Cash Management Government Fund, 2.41% (c) (Cost $37,277,171)	37,277,171	37,277,171

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $604,646,701)	100.0	1,456,842,029
Other Assets and Liabilities, Net	(0.0)	(126,519)

Net Assets	100.0	1,456,715,510

A summary of the Portfolio’s transactions with affiliated investments during the year ended December 31, 2018 are as follows:

Value ($) at 12/31/2017	Pur- chases Cost ($)	Sales Proceeds ($)		Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 12/31/2018	Value ($) at 12/31/2018
Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (c) (d)
2,411,636	—	1,029,606	(e)	—	—	8,983	—	1,382,030	1,382,030
Cash Equivalents 2.6%
DWS Central Cash Management Government Fund, 2.41% (c)
34,594,233	293,074,649	290,391,711		—	—	440,337	—	37,277,171	37,277,171
37,005,869	293,074,649	291,421,317		—	—	449,320	—	38,659,201	38,659,201

*	Non-income producing security.

**	Annualized yield at time of purchase; not a coupon rate.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2018 amounted to $1,359,226, which is 0.1% of net assets.

(b)	At December 31, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended December 31, 2018.

MSCI: Morgan Stanley Capital International

S&P: Standard & Poor’s

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	47

At December 31, 2018, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	3/15/2019	179	21,799,331	22,421,540	622,209

Currency Abbreviation
USD United States Dollar

For information on the Portfolio’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Portfolio’s investments. For information on the Portfolio’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (f)	$1,415,968,937	$—	$—	$1,415,968,937
Government & Agency Obligation	—	2,213,891	—	2,213,891
Short-Term Investments (f)	38,659,201	—	—	38,659,201
Derivatives (g)
Futures Contracts	$622,209	$—	$—	$622,209
Total	$1,455,250,347	$2,213,891	$—	$1,457,464,238

(f)	See Investment Portfolio for additional detailed categorizations.

(g)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

48	|	Deutsche DWS Equity 500 Index Portfolio

Statement of Assets and Liabilities

as of December 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $565,987,500) — including $1,359,226 of securities loaned	$1,418,182,828
Investment in DWS Government & Agency Securities Portfolio (cost $1,382,030)*	1,382,030
Investment in DWS Central Cash Management Government Fund (cost $37,277,171)	37,277,171
Cash	7,084
Receivable for investments sold	428,358
Dividends receivable	1,643,189
Interest receivable	42,037
Receivable for variation margin on futures contracts	334,538
Other assets	39,065
Total assets	1,459,336,300

Liabilities
Payable upon return of securities loaned	1,382,030
Payable for investments purchased	957,708
Accrued management fee	64,136
Accrued Trustees’ fees	36,833
Other accrued expenses and payables	180,083
Total liabilities	2,620,790
Net assets, at value	$1,456,715,510
*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	49

Statement of Operations

for the year ended December 31, 2018

Investment Income
Income:

Dividends (net of foreign taxes withheld of $131,807)	$33,292,032
Interest	39,513
Income distributions — DWS Central Cash Management Government Fund	440,337
Securities lending income, net of borrower rebates	8,983
Total income	33,780,865
Expenses:

Management fee	844,057
Administration fee	506,434
Custodian fee	35,628
Professional fees	148,229
Reports to shareholders	15,652
Trustees’ fees and expenses	89,479
Other	74,582
Total expenses	1,714,061
Net investment income (loss)	32,066,804

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	178,111,082
Futures	(674,134)
177,436,948
Change in net unrealized appreciation (depreciation) on:

Investments	(264,802,722)
Futures	474,602
(264,328,120)
Net gain (loss)	(86,891,172)
Net increase (decrease) in net assets resulting from operations	$(54,824,368)

The accompanying notes are an integral part of the financial statements.

50	|	Deutsche DWS Equity 500 Index Portfolio

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:

Net investment income (loss)	$32,066,804	$33,402,344
Net realized gain (loss)	177,436,948	127,751,533
Change in net unrealized appreciation (depreciation)	(264,328,120)	177,787,855
Net increase (decrease) in net assets resulting from operations	(54,824,368)	338,941,732
Capital transactions in shares of beneficial interest:

Proceeds from capital invested	36,356,142	106,405,894
Value of capital withdrawn	(313,130,515)	(345,587,692)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(276,774,373)	(239,181,798)
Increase (decrease) in net assets	(331,598,741)	99,759,934
Net assets at beginning of period	1,788,314,251	1,688,554,317

Net assets at end of period	$1,456,715,510	$1,788,314,251

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	51

Financial Highlights

	Years Ended December 31,
	2018	2017	2016	2015	2014

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,457	1,788	1,689	1,765	1,904
Ratio of expenses (%)	.10	.10	.10	.10	.10
Ratio of net investment income (%)	1.90	1.93	2.14	2.00	1.95
Portfolio turnover rate (%)	3	6	3	3	2
Total investment return (%)[a]	(4.09)[b]	21.62	11.75	1.33	13.50

[a]	Total investment return for the Portfolio was derived from the performance of the Institutional Class of DWS Equity 500 Index Fund.

[b]	Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. Excluding this reimbursement, total return would have been .30% lower.

The accompanying notes are an integral part of the financial statements.

52	|	Deutsche DWS Equity 500 Index Portfolio

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche DWS Equity 500 Index Portfolio (formerly Deutsche Equity 500 Index Portfolio) (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company organized as a New York trust.

The Portfolio is a master fund; a master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio has two affiliated DWS feeder funds, with a significant ownership percentage of the Portfolio’s net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2018, DWS S&P 500 Index Fund and DWS Equity 500 Index Fund owned approximately 61% and 39%, respectively, of the Portfolio.

The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Portfolio qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked

Deutsche DWS Equity 500 Index Portfolio	|	53

quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Portfolio’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Portfolio’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Portfolio to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Portfolio continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral

54	|	Deutsche DWS Equity 500 Index Portfolio

with the Portfolio consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2018, the Portfolio invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of December 31, 2018, the Portfolio invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Portfolio is not able to recover securities lent, the Portfolio may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2018, the Portfolio had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio’s assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $644,775,508. The net unrealized appreciation for all investments based on tax cost was $810,684,492. This consisted of

Deutsche DWS Equity 500 Index Portfolio	|	55

aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $888,137,108 and aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $77,452,616.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Portfolio’s financial statements. The Portfolio’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2018, the Portfolio invested in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Portfolio dependent upon the daily fluctuations in the

56	|	Deutsche DWS Equity 500 Index Portfolio

value and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Portfolio’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2018 is included in a table following the Portfolio’s Investment Portfolio. For the year ended December 31, 2018, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $19,995,000 to $34,520,000.

The following table summarizes the value of the Portfolio’s derivative instruments held as of December 31, 2018 presented by primary underlying risk exposure:

Asset Derivative	Futures Contracts
Equity Contracts (a)	$622,209

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2018 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (b)	$(674,134)

The above derivative is located in the following Statement of Operations account:

(b)	Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (c)	$474,602

The above derivative is located in the following Statement of Operations account:

(c)	Change in net unrealized appreciation (depreciation) on futures

Deutsche DWS Equity 500 Index Portfolio	|	57

C. Purchases and Sales of Securities

During the year ended December 31, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $49,272,693 and $279,334,154, respectively.

D. Related Parties

DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as the investment manager to the Portfolio.

Management Agreement. Under its Investment Management Agreement with the Portfolio, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio or delegates such responsibility to the Portfolio’s sub-advisor. Northern Trust Investments, Inc. (“NTI”) serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day-to-day management of the Portfolio.

The management fee payable under the Investment Management Agreement is equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.05% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee (“Administration Fee”) of 0.03% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $506,434, of which $38,482 is unpaid.

Filing Service Fee. Under an agreement with the Portfolio, DIMA is compensated for providing certain regulatory filing services to the Portfolio. For the year ended December 31, 2018, the amount charged to the Portfolio by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $5,104, of which $594 is unpaid.

Trustees’ Fees and Expenses. The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Portfolio may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which

58	|	Deutsche DWS Equity 500 Index Portfolio

governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Portfolio indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Portfolio equal to the amount of the investment management fee payable on the Portfolio’s assets invested in DWS ESG Liquidity Fund.

E. Line of Credit

The Portfolio and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Portfolio had no outstanding loans at December 31, 2018.

Deutsche DWS Equity 500 Index Portfolio	|	59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Holders of Beneficial Interest in Deutsche DWS Equity 500 Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche DWS Equity 500 Index Portfolio (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

60	|	Deutsche DWS Equity 500 Index Portfolio

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2019

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

Deutsche DWS Equity 500 Index Portfolio	|	61

Advisory Agreement Board Considerations and Fee Evaluation

DWS S&P 500 Index Fund (the “Fund”), a series of Deutsche DWS Institutional Funds, invests substantially all of its assets in Deutsche DWS Equity 500 Index Portfolio (the “Portfolio”) in order to achieve its investment objective. The Portfolio’s Board of Trustees approved the renewal of the Portfolio’s investment management agreement (the “Portfolio Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between DIMA and Northern Trust Investments, Inc. (“NTI”), and the Fund’s Board of Trustees (which consists of the same members as the Board of Trustees of the Portfolio) approved the renewal of the Fund’s investment management agreement with DIMA (the “Fund Agreement” and together with the Portfolio Agreement and the Sub-Advisory Agreement, the “Agreements”) in September 2018. The Portfolio’s Board of Trustees and the Fund’s Board of Trustees are collectively referred to as the “Board” or “Trustees.”

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Portfolio’s and the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of performance, fees and expenses, and profitability from a fee consultant retained by the Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Portfolio and the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Portfolio’s and the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

62	|	DWS S&P 500 Index Fund

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Portfolio and the Fund since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio and the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Portfolio and the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s and NTI’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and NTI provide portfolio management services to the Portfolio and the Fund and that, pursuant to separate administrative services agreements, DIMA provides administrative services to the Portfolio and the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including NTI. The Board reviewed the Portfolio’s and the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by

DWS S&P 500 Index Fund	|	63

Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Portfolio’s and the Fund’s investment management fee schedules, the Portfolio’s sub-advisory fee schedule, the Fund’s operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio and the Fund, which include 0.03% and 0.10% fees paid to DIMA under the respective administrative services agreements, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that, although shareholders of the Fund indirectly bear the Portfolio’s management fee, the Fund does not charge an additional investment management fee. With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Portfolio. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees), which include Portfolio expenses allocated to the Fund, were expected to be equal to the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing other share classes’ total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Portfolio and the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts

64	|	DWS S&P 500 Index Fund

(including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Portfolio and the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreements. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Portfolio. The Board noted that DIMA pays NTI’s fee out of its management fee, and its understanding that the Portfolio’s sub-advisory fee schedule was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and the Fund and whether the Portfolio and the Fund benefit from any economies of scale. In this regard, the Board observed that while the Portfolio’s and the Fund’s current investment management fee schedule does not include breakpoints, the Portfolio’s and the Fund’s fee schedule represents an appropriate sharing between the Portfolio and the Fund and DIMA of such economies of scale as may exist in the management of the Portfolio and the Fund at current asset levels.

Other Benefits to DIMA and NTI and Their Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and NTI and their affiliates, including any fees

DWS S&P 500 Index Fund	|	65

received by DIMA for administrative services provided to the Portfolio and to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA and NTI related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Portfolio’s and the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor’s compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Portfolio and the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

66	|	DWS S&P 500 Index Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)

DWS S&P 500 Index Fund	|	67

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

68	|	DWS S&P 500 Index Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—

DWS S&P 500 Index Fund	|	69

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

70	|	DWS S&P 500 Index Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS S&P 500 Index Fund	|	71

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). This Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

72	|	DWS S&P 500 Index Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S
Nasdaq Symbol	SXPAX	SXPCX	SCPIX
CUSIP Number	25159R 700	25159R 882	25159R 874
Fund Number	1001	1301	2301

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SXPRX
CUSIP Number	25159R 841
Fund Number	1621

DWS S&P 500 Index Fund	|	73

Notes

DSPF500IF-2

(R-025784-8 2/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS S&P 500 Index Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$33,689	$0	$0	$0
2017	$33,191	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$0	$0

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

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In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

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Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS S&P 500 Index Fund, a series of Deutsche DWS Institutional Funds

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	3/1/2019